UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                           Washington D.C., 20549

                                 Form 8-K

                              CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) December 27, 2004


                        Commission File Number: 000-50738

                              APD ANTIQUITIES, INC.
                  --------------------------------------------
                 (Name of small business issuer in its charter)

           Nevada                                         20-1044634
--------------------------------                         --------------
(State or other jurisdiction of                         (IRS Employer
incorporation or organization)                          Identification
                                                        No.)

 1314 S. Brand Blvd, Suite 2-176, Spokane, WA               99202
 ---------------------------------------------          -------------
    (Address of principal executive offices)              (zip code)

      Telephone: (509)-744-8590           Facsimile:  (509) 623-0121
     -----------------------------------------------------------------

                                 GCJ, INC.
                    8425 Bay Point Dr., Las Vegas, NV  89128
-----------------------------------------------------------------------
(Former name, former address, and former fiscal year, if changed since last report)

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


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 27, 2004, APD Antiquities, Inc., ("APD") a Nevada corporation and GCJ, Inc., ("GCJ") a Nevada corporation entered into to an Acquisition Agreement and Plan of Merger (the "Merger Agreement") whereby APD has acquired all the outstanding shares of common stock of GCJ from its sole stockholder in an exchange for $3,600 cash in a transaction where APD is the successor corporation.

The Merger was approved by the unanimous consent of the Board of Directors of APD on December 27, 2004.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, APD is the successor issuer to GCJ for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for APD Antiquities to succeed to the registration status of GCJ under the Exchange Act pursuant to Rule 12g-3. GCJ, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. APD Antiquities, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of GCJ resigned.

A copy of the Merger Agreement and Certificate of Merger are filed as exhibits to this Current Report and are incorporated in its entirety herein. (See Exhibit 2.1 entitled "Acquisition Agreement and Plan of Merger.")

ITEM 2.01  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

The consideration exchanged pursuant to the Merger Agreement was negotiated between APD and GCJ. In evaluating the Merger, GCJ, a non operating company valued its stock at par value $0.001. In evaluating GCJ, APD placed a primary emphasis on GCJ status as a reporting company under Section 12(g) of the Securities Exchange Act of 1934, as amended, and GCJ's facilitation of APD's becoming a reporting company under the Securities Exchange Act.


APD ANTIQUITIES BUSINESS
------------------------

APD Antiquities, Inc. is an e-Commerce company engaged in the business of acquiring, importing and marketing valuable antique products such as furniture, works of art, antiques, glass works, porcelain, statues, pottery, sculptures and other collectibles and collector items. Antique products acquired by APD are commonly of an age of at least 100 years and are frequently acquired with certificates of authenticity from the sellers.

Distribution Methods of Products or Services
--------------------------------------------

APD Antiquities, Inc. markets antique items primarily through its website, http://www.apd-international.com. Management has two primary sales and marketing strategies. The first is a direct sales approach via an Internet retail site. Upon accessing the site, interested parties are able to read about the Company, browse the majority of inventory items, place orders, and locate email, telephone and other contact information.

The Company's customers place orders over the Internet, via telephone, or in person. They pay for their purchases by personal check, cashier's check or money order prior to delivery of an antique. Due to the expense associated with secure credit card transactions and to the limited volume of operations to date, APD does not accept credit card orders via the web site.

APD is primarily an Internet based retail business, management has relied on the general public's access to this media as its primary marketing medium. This medium has been somewhat successful and, to date, the majority of APD's business has directly resulted from a customer viewing the APD website and inquiring via email, telephone or fax. Management believes that the Company will need to raise additional operating capital to augment our inventory.


RISK FACTORS
------------

(a)  LIMITED OPERATING HISTORY

The Company has a limited operating history and must be considered to be a developmental stage company. Prospective investors should be aware of the difficulties encountered by such new enterprises, as the Company faces all of the risks inherent in any new business and especially with a developmental stage company. These risks include, but are not limited to, competition, the absence of an operating history, the need for additional working capital, and the possible inability to adapt to various economic changes inherent in a market economy. The likelihood of success of the Company must be considered in light of these problems, expenses that are frequently incurred in the operation of a new business and the competitive environment in which the Company will be operating.

(b)  ANTICIPATED LOSSES FOR THE FORESEEABLE FUTURE

The Company has prepared audited financial statements as of December 31, 2002, December 31, 2003 and interim unaudited statements as of September 30, 2004. Its ability to continue to operate as a going concern is fully dependent upon the Company obtaining sufficient financing to continue its development and operational activities. The ability to achieve profitable operations are in direct correlation to the Company's ability to raise sufficient financing. It is important to note that even if the appropriate financing is received, there is no guarantee that the Company will ever be able to operate profitably or derive any significant revenues from its operation. The Company could be required to raise additional financing to fully implement its entire business plan.

It is also important to note that the Company anticipates that it will incur losses and negative cash flow over the next twelve (12) to twenty-four (24) months. There is no guarantee that the Company will ever operate profitably or even receive positive cash flows from full operations.


(c)  DEPENDENCE ON OUTSIDE, FOREIGN SUPPLIERS

The Company purchases its entire inventory from outside suppliers. Further, the Company does not have any written supply agreements with any of its suppliers. A disruption in supply or degradation in quality could have the effect of damaging or destroying a brand identity, in addition, cause a decrease in any established customer loyalty. Further, an increase in prices from our suppliers could impact our business and financial results by making it necessary to increase the level of retail mark-up, which may decrease sales and decrease the net revenue to the company.


(d)  CERTIFICATES OF AUTHENTICITY:  NON-AUTHENTIC ANTIQUES AND POTENTIAL
LIABILITY

APD's antiques are frequently acquired with guarantees from the sellers.
In order to verify authenticity the Company may also: (a) utilize information provided by the seller as to an antique's transfer of ownership; (b) subject the antiques to our own expert examination; or (c) employ outside experts available to it to examine the antiques.

APD honors the Certificates of Authenticity provided by vendors. Therefore, the Company has an obligation to refund to the customer the purchase price paid if any antique is proven non-authentic. Should a determination of authenticity be erroneous, the Company would, as a consequence, likely suffer a loss unless redress by the Company against the seller of the antique(s) could be obtained. APD does not carry any insurance and are currently not aware of any entity that would offer or underwrite such insurance at commercially reasonable rates to protect APD against a loss arising from either the purchase of antiques lacking authenticity or claims by customers for recovery against the Certificates of Authenticity. Currently, there are no claims against the Company and there have been no claims made against the Company pursuant to the Certificates of Authenticity. The Company has not established a reserve against the risk of forgery or against any exposure under the Certificates of Authenticity.


(e)  INTERNET COMPETITION

Due to the ability of consumers to easily compare prices of similar products or services on competing web sites, gross margins for e-commerce transactions may narrow in the future. As such, APD revenues from e-commerce arrangements may be materially negatively impacted.


(f)  COMPETITION

APD faces intense competition from larger and better-established companies that may prevent APD from ever becoming a significant market leader. The Company competes primarily with art galleries, antique stores and sellers of other collectible items, as well as dealers in Asian antiques, furniture and accessories. In addition, certain department stores and other retail outlets offer Asian antique accessories, decorations and furniture or reproductions thereof, usually as part of an overall effort to market antiques and other specialty items.

Other retailers re-merchandising antique items to include lower priced antiques and collectibles or reproductions. Such re-merchandising negatively impacts APD's business because the market becomes flooded with low priced, low quality antiques and reproductions. The management of APD plans to continue stocking and offering only authentic, rare antiques. In the event APD's suppliers' prices for Asian antiques materially increase, the Company's ability to acquire authentic, high quality antiques and, in turn, APD's ability to market such newly acquired antiques to the general public may be adversely affected.

The market for selling antiques over the Internet is relatively new, rapidly evolving and competitive. Management expects the competition to intensify in the future. Barriers to entry are relatively low, and current and new competitors can launch new sites at relatively low costs using commercially available software. APD potentially competes with a number of other companies marketing similar wood, leather, porcelain, bronze, pottery and other antique merchandise over the Internet. Pressures created by APD's competitors could negatively impact our business, results of operations and financial condition. We believe that the principal competitive factors in our market are volume and selection of goods, population of buyers and sellers, customer service, reliability of delivery and payment by users, brand recognition, website convenience and accessibility, price, quality of search tools and system reliability. Some of our potential competitors have longer operating histories, larger customer bases, greater brand recognition and significantly greater financial, marketing, technical and other resources. In addition, APD's competitors may acquire or be acquired by, receive investments from or enter into other commercial relationships with larger, well-established and well-financed competitors as use of the Internet and other online services increases. Therefore, some of APD's competitors with other revenue sources may be able to devote greater resources to marketing and promotional campaigns, adopt more aggressive pricing policies and devote substantially more resources to website and systems development or may try to attract traffic by offering incentives such as free products and/or services. Increased competition may result in reduced operating margins, loss of market share and diminished value in the Company brand. There can be no assurance that the Company will be able to compete successfully against current and future competitors.

APD possesses limited resources with which to compete relative to its competitors. In addition, these companies may have more ability to pay for advertising with major search engines and on other third party web sites, obtaining greater exposure to the general public. Many have also established an on-line auction format, which gives them another arena for retail sales. New technologies and the expansion of existing technologies may increase competitive pressures on the Company by enabling its competitors to offer products at a lower cost. Certain Web-based applications that direct Internet traffic to certain Web sites may channel users to retail services that compete with APD. Any and all of these events could have a material adverse effect on our business, results of operations and financial condition.


(g)  POSSIBLE INABILITY TO FIND SUITABLE EMPLOYEES.

The Company currently relies exclusively upon the services and expertise of Cindy K. Swank (President). In order to implement the aggressive business plan of the Company, management recognizes that additional staff will be required. The president is the only personnel at the outset. Management has no plans to increase the number of employees until the Company can produce a profit on a consistent basis. No assurances can be given that the Company will be able to find suitable employees that can support the above needs of the Company or that these employees can be hired on terms favorable to the Company.


(h) LACK OF EXPERIENCE ON THE PART OF MANAGEMENT

As stated above, the Company currently relies exclusively upon the services and expertise of Cindy K. Swank (President). This is her first experience in managing an internet website to sell antiquities. She has limited business experience in the antiquities market. As such, the business model and methodologies she develops may be unsuccessful. As a consequence, failure to identify effective and efficient process servicing methodologies and build a customer base can have an adverse effect on the Company's future.

(i) THE COMPANY IS DEPENDENT ON ITS OFFICER TO DEVELOP AND IMPLEMENT ITS BUSINESS PLAN.

The Company plans to rely heavily on its sole officer, Cindy K. Swank who has limited experience in the antiquities market. Should the Company be deprived of the services of its officer for any reason during this period of expansion, the results would be devastating to the Company and could lead to its dissolution. Management cannot be sure that this business model will be successful. The Company does not have an employment agreement with Cindy K. Swank.

(j) RISKS ASSOCIATED WITH ACQUISITIONS MAY NOT BENEFIT THE COMPANY AND DILUTE THE VALUE OF THE COMPANY'S SHARES.

If appropriate opportunities present themselves, the Company would acquire businesses, technologies, or service(s) that the Company believes are strategic and would help it build its operations and/or future customer base.

The Company currently has no understandings, commitments or agreements with respect to any other material acquisition and no other material acquisition is currently being pursued. There can be no assurance that the Company will be able to identify, negotiate or finance future acquisitions successfully, or to integrate such acquisitions with its current business. The process of integrating an acquired business, technology, service or product(s) into the Company may result in unforeseen operating difficulties and expenditures and may absorb significant management attention that would otherwise be available for ongoing development of the Company's business. Further, there can be no assurance that the anticipated benefits of any acquisition will be realized.

Future acquisitions could result in potentially dilutive issuances of equity securities, the incurrence of debt, contingent liabilities and/or amortization expenses related to goodwill and other intangible assets, which could materially adversely affect the Company's business, results of operations and financial condition. Any future acquisitions of other businesses, technologies, services or product(s) might require the Company to obtain additional equity or debt financing, which might not be available on terms favorable to the Company, or at all, and such financing, if available, might be dilutive.


(k)   LOW-PRICED STOCKS MAY AFFECT THE RESELL THE COMPANY'S SHARES.

Penny Stock Regulation Broker-dealer practices in connection with transactions in "Penny Stocks" are regulated by certain penny stock rules adopted by the Securities and Exchange Commission. Penny stocks generally are equity securities with a price of less than $5.00 (other than securities registered on certain national securities exchanges or quoted on the NASDAQ system).
The penny stock rules require a broker-dealer, prior to a transaction in a penny stock not otherwise exempt from the rules, to deliver a standardized risk disclosure document that provides information about penny stocks and the

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


risk associated with the penny stock market. The broker-dealer must also provide the customer with current bid and offer quotations for the penny stock, the compensation of the broker-dealer and its salesperson in the transaction, and monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules generally require that prior to a transaction in a penny stock, the broker-dealer must make a written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written agreement to the transaction. These disclosure requirements may have the effect of reducing the level of trading activity in the secondary market for a stock that becomes subject to the penny stock rules. When the Registration Statement becomes effective and the Company's securities become registered, the stock will likely have a trading price of less than $5.00 per share and will not be traded on any exchanges. Therefore, the Company's stock is initially selling at $0.01 per share they will become subject to the penny stock rules and investors may find it more difficult to sell their securities, should they desire to do so.


PROPERTIES

The Company's corporate headquarters are located at: 1314 S. Brand Blvd, Suite 2-176, Spokane, WA 99202, Phone: (509)-744-8590. The office space is provided by the officer of the Company at $300 per month.


CURRENT DIRECTORS

The names, ages and positions of the Company's director and executive officer here follows:

Name                         Age           Position
-------------                ---      --------------------------
Cindy K Swank                52       President, Chief Executive
                                      Officer, Chief Financial
                                      Officer, and Director

Tim Kuh                      27       Vice President and Director

Wong Wah On Edward           37       Secretary/Treasurer and Director
----------------------------------------------------------------

Biography of Cindy Swank, President and Director
------------------------------------------------

Cindy Swank was elected to the offices of President/Treasurer and director in March 2003. From January 1999 through March 2003, she acted as the Secretary/Treasurer and director of APD Antiquities, Inc. Ms. Swank focuses on developing sales and marketing programs for the Company's products. From 1997 through the present, Ms. Swank has been self-employed as a manager-promoter of her daughter, a singer/stage performer, as well as other activities in the marketing and reorganization of websites. She attended Eastern Washington University in Cheney, WA and has awards for her accomplishments and creativity in the design industry. Ms. Swank founded, owned and managed Daisy's Bloomers, from 1990 until 1997, when she sold the business to L&L Limited Partnership. The principle business of Daisy's Bloomers was retail sales of flowers and gifts.

Additionally, Ms. Swank has had affiliations with other corporations over the past 5 years. She is currently, or was at one time, affiliated with:

o Desaldais, Inc.: president and registered agent, January 1999 - January 2000. This corporation was formed with the plan to provide promotion and management services in the music, film and television industries. The corporation has been administratively dissolved.

o Helping Kids Help Themselves Association: registered agent, June 1997 - Present. This nonprofit corporation was formed to collect donations from the community and incorporate the donations into programs to find permanent jobs for children with special needs, with training from local school districts and community colleges. The corporation is not conducting business at this time.

o Historical Autographs U.S.A., Inc.: secretary and treasurer, February 1999 - 2003. This is a reporting company that was in the business of acquiring, marketing and sales of historical autographs and memorabilia.

o Intermark Development Corporation: secretary. This corporation was formed for the purpose of promoting overseas business ventures. The corporation has been administratively dissolved.

o Neodontics, Inc.: secretary & treasurer, 1987 - Present. This corporation was formed in November of 1981 for the express purpose of developing and marketing dental implant technology. The corporation was unsuccessful in this market. The Corporation is not conducting business activities at this time.

o Swanky, Inc.: president and registered agent, February 1998 - Present. This corporation was formed to provide promotion and management services to clients in the music, film and television industries. The corporation is not currently conducting business.

Biography of Tim Kuh, Vice President and Director
-------------------------------------------------

Mr. Tim Kuh, Vice President and director of APD Antiquities, Inc. was elected to these offices in December of 2004. Mr. Kuh obtained his Bachelor Degree in International Affairs from Eastern Washington University in 2004. Mr. Kuh was been employed by Horizon/Alaska Airlines from 1999 until November 2004. He is currently employed by Triax Capital Management, Inc. as their operations manager. Mr. Kuh resides in Spokane, Washington and will assist the company in operations and administrative activities.


Biography of Wong Wah On Edward, Secretary/Treasurer and Director
-----------------------------------------------------------------

Mr. Wong Wah On Edward, Secretary and director of APD Antiquities, Inc., was elected to these offices in March 2003. Mr. Wong obtained his professional diploma in Company Secretaryship and Administration from the Hong Kong Polytechnic University in 1988 and is an associate of the Chartered Association of Certified Accountants, the Hong Kong Society of Accountants, and the Institute of Chartered Secretaries and Administrators. He is also a certified public accountant in Hong Kong. He joined Ernst & Young Hong Kong following his graduation and worked as audit supervisor until late 1992. Thereafter, he commenced private practice in Hong Kong and is a partner in the firm of Tam
& Wong CPA. Mr. Wong is also currently a shareholder, director and Financial Controller of China Resources Development, Inc. (CHRB), a company listed on Nasdaq SmallCap market. Mr. Wong currently resides in Hong Kong and assists the company in purchasing antiques as an agent for the company. He helps the Company find qualified suppliers of antiques.


EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

As a result of our the Company's current limited available cash, no officer or director received annual compensation during the fiscal year ended December 31, 2003. APD Antiquities intends to pay salaries when cash flow permits.



SUMMARY COMPENSATION TABLES
                         ------------------------------------------------------
                                        Annual Compensation
                         ------------------------------------------------------
     Name and                                          Other Annual
Principal Position  Year    Salary ($)     Bonus ($)   Compensation ($)
-------------------------------------------------------------------------------
Cindy Swank(1)
    Director &
    President      2004     -0-            -0-        $2,310.00
                   2003     -0-            -0-           -0-
                   2002     -0-            -0-        $  824.08
                   2001     -0-            -0-        $  883.44

Tim Kuh
    VP             2004     -0-            -0-           -0-
    Director

Wong Wah On Edward(1)
    Secretary      2004     -0-            -0-         $2,310.00
    Director       2003     -0-            -0-           -0-
-------------------------------------------------------------------------------
(1)  As of June 1, 2001 the directors/officers elected to temporarily forgo payment of commissions by the Company and instead allow commissions to accrue on the books of the Company.  From June 1, 2001 through September 30,
2004, commissions payable totaled $6,227.52.


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


Long Term Compensation Table


                       --------------------------------------------------------
                                        Long Term Compensation
                       --------------------------------------------------------
                                    Awards             Payouts
                       --------------------------------------------------------
                        Restricted  Stock Securities      LTIP      All Other
Name and Principal      Award(s)($) Underlying Options/   Payouts   Compensation
     Position     Year              SARs(#)               ($)       ($)
------------------------------------------------------------------------------
Cindy Swank
    Director
    President,
    Treasurer      2004    -0-           -0-                -0-       -0-
                   2003    -0-           -0-                -0-       -0-
                   2002    -0-           -0-                -0-       -0-
Tim Kuh
    Vice President
    Director       2004    -0-           -0-                -0-       -0-

Wong Wah On Edward(1)
    Secretary
    Director       2004    -0-           -0-                -0-       -0-
                   2003    -0-           -0-                -0-       -0-
------------------------------------------------------------------------------


2001 Stock Option Plan
----------------------

On January 15, 2001, The APD board of directors adopted the 2001 Stock Option Plan (the "Plan") as a means of increasing employees', board of advisors, consultants' and non-employee directors' proprietary interest and to align more closely their interests with the interests of our stockholders. The Plan should also increase APD's ability to attract and retain the services of experienced and highly qualified employees and non-employee directors.

Under the Plan, APD has reserved an aggregate of one million (1,000,000) shares of common stock for issuance pursuant to options ("Plan Options"). The board of directors or a committee of our board of directors consisting of non-employee directors (the "Committee") will administer the Plan, including, without limitation, the selection of the persons who will be granted Plan Options under the Plan, the type of Plan Options to be granted, the number of shares subject to each Plan Option and the Plan Option price.

The Company currently does not have employment agreements with its executive officer. The sole officer/director of the Company has agreed to take no salary until the Company can generate enough revenues to support salaries on a regular basis. The officer will not be compensated for services previously provided. She will only be compensated at the time the Company can generate enough revenues to support salaries on a regular basis. She will receive no accrued remuneration.


Compensation of Directors
-------------------------

No director receives any fee, salary or commission for service as a director. In addition, no such arrangement is contemplated for the foreseeable future.


MARKET FOR COMMON EQUITY AND RELATED STOCKHOLDER MATTERS.

Market Information

APD Antiquities Common Stock, $0.001 par value, is not traded on any market Medium.

DESCRIPTION OF APD ANTIQUITIES SECURITIES

In accordance with our amended and restated certificate of incorporation, APD Antiquities is authorized to issue up to 70,000,000 shares of Common Stock, par value $0.001 per share, and 5,000,000 shares of preferred stock, par value $0.001 per share. As of December 27, 2004, there were 1,448,000 shares of Common Stock issued and outstanding. There is no Preferred Stock issued or outstanding.


APD ANTIQUITIES COMMON STOCK

     As of December 27, 2004, there were 1,448,000 shares of Common Stock issued and outstanding. This number reflects a four-for-one forward stock split which took place in December, 2004. There are no outstanding stock options or warrants.

(1)  Description of Rights and Liabilities of Common Stockholders

i. Dividend Rights - The holders of outstanding shares of common stock are entitled to receive dividends out of assets legally available therefore at such times and in such amounts as the Board of Directors of the Company may from time to time determine. The board of directors of the Company will review its dividend policy from time to time to determine the desirability and feasibility of paying dividends after giving consideration the Company's earnings, financial condition, capital requirements and such other factors as the board may deem relevant.

ii. Voting Rights - Each holder of the Company's common stock are entitled to one vote for each share held of record on all matters submitted to the vote of stockholders, including the election of directors. All voting is noncumulative, which means that the holder of fifty percent (50%) of the shares voting for the election of the directors can elect all the directors. The board of directors may issue shares for consideration of previously authorized but unissued common stock without future stockholder action.

iii. Liquidation Rights - Upon liquidation, the holders of the common stock are entitled to receive pro rata all of the assets of the Company available for distribution to such holders.

iv. Preemptive Rights - Holders of common stock are not entitled to preemptive rights.

v. Conversion Rights - No shares of common stock are currently subject to outstanding options, warrants, or other convertible securities.

vi.  Redemption rights - no such rights exist for shares of common stock.

vii.  Sinking Fund Provisions - No sinking fund provisions exist.

viii. Further Liability For Calls - No shares of common stock are subject to further call or assessment by the issuer. The Company has not issued stock options as of the date of this registration statement.

(2)  Potential Liabilities of Common Stockholders to State and Local
     Authorities

No material potential liabilities are anticipated to be imposed on stock-holders under state statutes. Certain Nevada regulations, however, require regulation of beneficial owners of more than 5% of the voting securities. Stockholders that fall into this category, therefore, may be subject to fines in circumstances where non-compliance with these regulations are established.

B.  Preferred Stock

The authorized preferred stock of the corporation consists of 5,000,000 shares with a par value of $0.001 per share.

The Company has not issued any preferred stock to date, nor have they developed the descriptive attributes of these preferred shares. The Company can issue shares of preferred stock in series with such preferences and designations as its board of directors may determine. The board of directors can, without shareholder approval, issue preferred stock with voting, dividend, liquidation, and conversion rights. This could dilute the voting strength of the holders of common stock and may help the APD's management impede a takeover or attempted change in control.

The Common Stock and/or Preferred Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock and/or Preferred Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors. The Board of Directors may issue such shares of Common and/or Preferred Stock in one or more series, with such voting powers, designations, preferences and rights or qualifications, limitations or restrictions thereof as shall be stated in the resolution of resolutions.

ITEM 5.01  CHANGES IN CONTROL OF REGISTRANT

(a) Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, APD is the successor issuer to GCJ for reporting purposes under the Securities Exchange Act of 1934, as amended (the "Act"). The purpose of this transaction was for APD Antiquities to succeed to the registration status of GCJ under the Exchange Act pursuant to Rule 12g-3. GCJ, a reporting company was not engaged in any business. It was incorporated for the purpose of becoming a fully reporting company and subsequently finding a merger candidate. APD Antiquities, Inc. directors and officers became the directors and officers of the Surviving Corporation. The sole director and officer of GCJ resigned. Pursuant to the Acquisition Agreement and Plan of Merger the Articles and By-laws of GCJ become the Articles and By-Laws of the Surviving Corporation.

(b) The following table sets forth information concerning stock ownership as of December 27, 2004 for (i) each director, (ii) each executive officer, (iii) the directors and officers of the Company as a group, (iv) and each person known by the Company to own beneficially more than five percent (5%) of the Common Stock of the Company. Unless otherwise indicated, the owners have sole voting and investment power with respect to their respective shares.

                                                     Amount
Title     Name and Address                           of shares      Percent
of        of Beneficial                              held by          of
Class     Owner of Shares            Position        Owner          Class(1)
-----------------------------------------------------------------------
Common     Cindy K. Swank(2)        President       200,004        13.81%
                                    Treasurer
                                    Director
Common     Wong Wah On Edward(3)    Secretary,          0           0.00%
                                    Director
Common     Raymond J. Kuh(4)        Shareholder     200,004        13.81%
Common     Peter Yauschew(5)        Shareholder     133,732         9.23%
Common     Merridy Buttice(6)       Shareholder     133,732         9.23%
Common     Peter Schmid(7)          Shareholder     133,732         9.23%
Common     Klaus Lewin(8)           Shareholder     133,732         9.23%
Common     Jutta Radtke(9)          Shareholder     133,332         9.20%
Common     Donna Street(10)         Shareholder     133,331         9.20%
Common     Tim Kuh (11)             Vice President        0         0.00
-------------------------------------------------------------------------
All Executive Officers, Directors
 as a Group (3 persons)                             200,004        13.81%


(1) The percentages listed in the Percent of Class column are based upon 1,448,000 issued and outstanding shares of Common Stock. This number of shares outstanding reflects a December 15, 2004 four-for-one forward stock split.
(2)  Cindy K. Swank, 1314 S. Brand Blvd, Suite 2-176, Spokane, WA.  99202.
(3)  Wong Wah On Edward, 1314 S. Brand Blvd, Suite 2-176, Spokane, WA.  99202.
(4)  Raymond J. Kuh, 528 E. Ermina Ave, Spokane, WA  99207.
(5)  Peter Yauschew, Oberaschauer Str. 2, Grabenstatt, Chiemsee 83355, Germany.
(6)  Merridy Buttice, 914 Hobson, Walla Walla, WA  99362.
(7)  Peter Schmid, Wiesenweg 7, Aying 85653, Germany.
(8)  Klaus Lewin, Eleonorenstrasse 2, Zurich 8028, Switzerland.
(9)  Jutta Radtke, Bonner Strasse 358, Cologne  50968, Germany.
(10) Donna Street, PO Box 216, Rockford, WA  99030.
(11) Tim Kuh, 1104 S Jefferson St., #301, Spokane, WA  99204.


ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On December 27, 2004, GCJ accepted the resignations of Jeffrey Chad Guidry as Officer and Director and Cindy Swank became the President and Director, Tim Kuh became the Vice President and Director and Wong Wah On Edward became the Secretary-Treasurer and director of the Registrant.

Pursuant to the merger, the Officers and Directors of APD, the successor corporation, will remain the same. (See Exhibit 2.1 "Merger Agreement".)


5.03  AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS

In accordance with the Articles of Merger, GCJ, Inc., the Registrant, will Change its corporate name to APD Antiquities, Inc.


ITEM 8.01  OTHER EVENTS

Successor Issuer.

Based on the change of ownership in the Registrant, the Corporation's mailing address and business address have been changed from 8425 Bay Point Dr., Las Vegas, NV 89128 to 1314 S. Brand Blvd, Suite 2-176, Spokane, WA 99202, Phone
Number:  (509)-744-8590, effective December 27, 2004.

Pursuant to Rule 12g-3(g) of the General Rules and Regulations of the Securities and Exchange Commission, the APD Antiquities is the successor issuer to GCJ for reporting purposes under the Securities Exchange Act of 1934. APD Antiquities, Inc. intends to file an annual report as required under Rule 12g-3(g).

ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

     Audited financial statements of APD are filed herewith along with Proforma financial statements.



EXHIBITS

2.1*   Acquisition Agreement and Plan of Merger between APD Antiquities,
       Inc. and GCJ, Inc.
99.2* The required financial statements of APD Antiquities, Inc. for the periods specified in Rule 3-05(b) of Regulation S-X are included herein. (See Exhibit 99.3)
       The pro forma financial statements of APD Antiquities, Inc.
       required pursuant to Article 11 of Regulation S-X are included herein. The pro forma data is presented for informational purposes only and may not be indicative of future results of operations and the future financial position of the Company. The pro forma financial information should be read in conjunction with the historic financial statements of the Company and notes thereto. (See Exhibit 99.3)

---------------
*Filed herewith


                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.


                                            APD ANTIQUITIES, INC.
                                            (formerly GCJ, Inc.)

Date: December 29, 2004
                                            By  /s/ Cindy K. Swank
                                            ----------------------
                                                    Cindy K. Swank
                                                    President